December 31, 2002
--------------------------------------------------------------------------------
     Oppenheimer                                      Annual Report
     Bond Fund                                          ---------
                                                        Management
                                                       Commentaries
--------------------------------------------------------------------------------

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"A higher quality portfolio and advanced risk controls helped Oppenheimer Bond Fund move to the forefront of general bond funds during 2002." 1


                            [GRAPHIC OMITTED]



                                                  [LOGO] OPPENHEIMERFUNDS[R]
                                                         The Right Way to Invest

HIGHLIGHTS

        CONTENTS
1       Letter to Shareholders

3       An Interview with Your Fund's Managers

7       Fund Performance

13       Financial Statements
42       Independent Auditors' Report

43       Federal Income Tax Information

44       Trustees and Officers


Fund Objective
Oppenheimer Bond Fund seeks a high level of current income by investing mainly in debt instruments.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares are ranked in the top 20% of its peer group of corporate debt funds (A rated), for the one-year period ended 12/31/02. 1


------------------------------------
Average Annual Total Returns*
         For the 1-Year Period
         Ended 12/31/02

         Without  With
         Sales Chg.        Sales Chg.
------------------------------------
Class A  10.06%            4.84%
------------------------------------
Class B   9.26             4.26
------------------------------------
Class C   9.26             8.26
------------------------------------
Class N   9.73             8.73
------------------------------------
Class Y  10.58

------------------------------------
Standardized Yields 2
For the 30-Days Ended 12/31/02
------------------------------------
Class A                    3.59%
------------------------------------
Class B                    3.01
------------------------------------
Class C                    3.04
------------------------------------
Class N                    3.36
------------------------------------
Class Y                    4.16
------------------------------------


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Past performance is no guarantee of future results.
1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Corporate Debt Fund A Rated category, 39/195 for the 1-year, 103/123 for the 5-year and 43/51 for the ten-year periods ended 12/31/02. Past performance is no guarantee of future results.
2. Standardized yield is based on net investment income for the 30-day period ended December 31, 2002. Falling share prices will tend to artificially raise yields.
*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.

   In recent years, many of us have seen some of our assets decrease in value-- sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.

   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.

   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we



[SIDEBAR]
[PHOTO OF JAMES C. SWAIN]
[PHOTO OF JOHN V. MURPHY]

James C. Swain
Chairman
Oppenheimer
Bond Fund

John V. Murphy
President
Oppenheimer
Bond Fund

                           1 | OPPENHEIMER BOND FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.

   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.



Sincerely,

/s/SIGNATURE      /s/SIGNATURE
James C. Swain    John V. Murphy
January 23, 2003





These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                           2 | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


[SIDEBAR]
Portfolio
Management Team
Angelo Manioudakis
Benjamin Gord
Charles Moon
Caleb Wong



Q
How did Oppenheimer Bond Fund perform during the year that ended December 31, 2002?
A. We're pleased to report that the Fund's performance improved dramatically during the course of these twelve months, elevating it from the bottom half of general bond funds to the top 20%, as measured by Lipper, Inc. 3

To what do you attribute the Fund's results?
For the third consecutive year, the bond market delivered markedly better returns than stocks. With the exception of high-yield bonds, every sector of the bond market--Treasuries, corporates and agencies/mortgage-backed securities--delivered positive returns. For that we can thank lower interest rates, which support higher bond prices, as well as cautious investors, who were drawn to the relative safety of Treasuries and other higher-quality bonds.
   Having said that, we should point out that 2002 was anything but a "smooth ride;" the bond market was very turbulent. Mortgage-backed securities (MBSs) were rocked by waves of mortgage prepayments, which can undermine the values of MBSs. Meanwhile, corporate bonds were buffeted time and again by a host of issues--corporate profitability levels, accounting issues, and government investigations, among others. Ultimately, investment-grade corporates came out ahead while high-yield bonds wound up in negative territory.

And the Fund's gains vs. its peer group?
To what do you attribute those? Our team assumed direction of the Fund on April 23, 2002, not long after three of us--Angelo Manioudakis, Benjamin Gord and



3. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Corporate Debt Fund A Rated category, 39/195 for the 1-year period ended 12/31/02. As of 12/31/01, the Fund's Class A shares ranked 108/183 for the one-year period. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance does not guarantee future results.


                           3 | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


[SIDEBAR]
In the end, we wound up with a higher-quality portfolio that we believe can still generate competitive yields. It was also a more stable portfolio, with no "negative surprises" that hurt Fund performance.


Charles Moon--joined OppenheimerFunds. We brought with us the very disciplined approach that we had utilized elsewhere as managers of institutional bond portfolios. Along with a fourth team member, Caleb Wong, we set about applying our approach to Bond Fund. So far, it has worked very well.

How did you transform the portfolio?
Our goal was to create a portfolio that would generate more consistent returns. So, we evaluated each holding in the portfolio, to determine whether it represented a good value for the amount of risk entailed. As a result, we selectively divested more-volatile securities, such as interest-only mortgage-backed securities (IOs), and traded lower-rated (e.g., single-B) high-yield bonds for better-quality issues (e.g., double-B). Fortunately, we made these alterations before the high-yield and mortgage-backed markets became exceptionally volatile in the summer and early fall.
   We used the proceeds of those sales to construct a larger core portfolio of investment-grade corporates, Treasuries and agencies. Finally, we applied analytical tools we have developed over many years to measure the various risks of the overall portfolio--for instance, interest-rate sensitivity and prepayment risk--and made adjustments to keep those risks within acceptable limits. In the end, we wound up with a higher-quality portfolio that we believe can still generate competitive yields. It was also a more stable portfolio, with no "negative surprises" that hurt Fund performance.

Are you done repositioning the portfolio?
Yes, we are. We feel that we have a core portfolio that can withstand the market's volatility fairly well.


                           4 | OPPENHEIMER BOND FUND

Do you think the market will be as strong, or as volatile, in 2003?
We would not be amazed to see continued turmoil. Right now, the market appears to be preparing for a modest economic recovery, low levels of inflation, and little or no movement in interest rates during '03. If that's the case, interest rates, bond yields and bond prices are likely to change very little over the course of the year. That would mean a lower total-return environment for fixed-income, with returns more on the order of 5% or below. In the near term, however, with the direction of the economy still unconfirmed, every hint of economic growth or further stagnation will likely prompt an anticipatory reaction in the market. Fortunately, we believe Oppenheimer Bond Fund is well positioned to ride out this turbulence, making it a key part of The Right Way to Invest.





4. See Notes on page 11 for further details.


[SIDEBAR]
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 12/31/02 4
Class A
1-Year   5-Year   10-Year
---------------------------
4.84%    4.28%    5.85%

Class B           Since
1-Year   5-Year   Inception
---------------------------
4.26%    4.18%    5.46%

Class C           Since
1-Year   5-Year   Inception
---------------------------
8.26%    4.50%    5.30%

Class N           Since
1-Year   5-Year   Inception
---------------------------
8.73%    N/A      7.00%

Class Y           Since
1-Year   5-Year   Inception
---------------------------
10.58%   N/A      5.92%



                           5 | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


[SIDEBAR]
Credit Allocation 5
[PIE CHART]
o Treasury/Agency   36.9%
o AAA/AA/A          35.4
o BBB/BB/B          24.6
o CCC/CC/C           0.1
o Other Securities   3.0

Corporate Bonds & Notes--Top Ten Industries 6
-------------------------------------------------
Insurance                                   5.8%
-------------------------------------------------
Media                                       3.6
-------------------------------------------------
Diversified Telecommunication Services      3.5
-------------------------------------------------
Diversified Financials                      3.1
-------------------------------------------------
Electric Utilities                          2.9
-------------------------------------------------
Automobiles                                 2.9
-------------------------------------------------
Banks                                       2.2
-------------------------------------------------
Aerospace & Defense                         2.1
-------------------------------------------------
Wireless Telecommunication Services         1.6
-------------------------------------------------
Industrial Conglomerates                    1.5


Top Five Holdings by Issuer 5
-------------------------------------------------
Federal National Mortgage Assn.            18.6%
-------------------------------------------------
U.S. Treasury                              11.6
-------------------------------------------------
Federal Home Loan Mortgage Corp.            6.1
-------------------------------------------------
J.P. Morgan                                 3.5
-------------------------------------------------
Repurchase Agreement                        3.0


5. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on net assets.


                           6 | OPPENHEIMER BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended December 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. The twelve months ended December 31, 2002, were a very positive period for Oppenheimer Bond Fund. In addition to generating a solid total return, the Fund rose from the bottom quartile of general bond funds to the top quintile, as measured by Lipper, Inc. Our management team, which assumed day-to-day responsibility for the portfolio on April 23, 2002, repositioned the Fund's portfolio to make it less risk-sensitive and to pursue more consistent returns over time. Toward that end, we decreased the exposure to lower-rated high-yield securities and certain more esoteric investments (e.g., interest-only mortgage-backed securities) and increased holdings in investment-grade corporate bonds and U.S. Treasury securities. The higher-grade portfolio performed exceptionally well, benefiting from the lowest interest rates since the early 1960s and from a flight to quality that boosted total returns for all bond-market sectors, except high-yield corporate bonds. The Fund's yield declined slightly, due to lower overall bond yields and to our emphasis on higher-grade securities, which generally have lower coupons than those available on lower-rated bonds. The Fund's holdings, strategy and management are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2002. In the case of Class A shares, performance is measured for the ten year period commencing December 31, 1992. In the case of Class B shares, performance is measured from inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the class on July 11, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. There are no sales charges on Class Y shares.
   The Fund's performance is compared to the performance of the Lehman Brothers Credit Index 1, a broad-based, unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


1. Formerly named Lehman Brothers Corporate Bond Index.



                           7 | OPPENHEIMER BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]
              Oppenheimer Bond Fund (Class A)    Lehman Brothers Credit Index
12/31/1992                 9,525                          10,000
03/31/1993                 9,989                          10,505
06/30/1993                10,249                          10,855
09/30/1993                10,565                          11,232
12/31/1993                10,506                          11,216
03/31/1994                10,174                          10,821
06/30/1994                10,031                          10,651
09/30/1994                10,077                          10,729
12/31/1994                10,100                          10,775
03/31/1995                10,601                          11,413
06/30/1995                11,263                          12,262
09/30/1995                11,367                          12,551
12/31/1995                11,811                          13,172
03/31/1996                11,655                          12,831
06/30/1996                11,712                          12,889
09/30/1996                11,976                          13,147
12/31/1996                12,385                          13,604
03/31/1997                12,367                          13,467
06/30/1997                12,843                          14,022
09/30/1997                13,302                          14,571
12/31/1997                13,640                          14,996
03/31/1998                13,873                          15,225
06/30/1998                14,160                          15,618
09/30/1998                14,399                          16,184
12/31/1998                14,405                          16,282
03/31/1999                14,339                          16,166
06/30/1999                14,155                          15,913
09/30/1999                14,103                          15,958
12/31/1999                14,168                          15,964
03/31/2000                14,296                          16,192
06/30/2000                14,417                          16,391
09/30/2000                14,692                          16,894
12/31/2000                14,989                          17,462
03/31/2001                15,583                          18,209
06/30/2001                15,742                          18,402
09/30/2001                16,315                          19,108
12/31/2001                16,045                          19,279
03/31/2002                15,979                          19,228
06/30/2002                16,436                          19,784
09/30/2002                17,252                          20,672
12/31/2002                17,660                          21,308

Average Annual Total Returns of Class A Shares of the Fund at 12/31/02* 1-Year 4.84% 5-Year 4.28% 10-Year 5.85%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

             Oppenheimer Bond Fund (Class B)    Lehman Brothers Credit Index
05/03/1993                10,000                          10,000
06/30/1993                10,148                          10,255
09/30/1993                10,432                          10,611
12/31/1993                10,353                          10,596
03/31/1994                10,003                          10,223
06/30/1994                 9,854                          10,062
09/30/1994                 9,880                          10,135
12/31/1994                 9,885                          10,179
03/31/1995                10,356                          10,782
06/30/1995                10,981                          11,584
09/30/1995                11,061                          11,857
12/31/1995                11,471                          12,443
03/31/1996                11,287                          12,122
06/30/1996                11,333                          12,176
09/30/1996                11,567                          12,420
12/31/1996                11,929                          12,852
03/31/1997                11,901                          12,723
06/30/1997                12,335                          13,247
09/30/1997                12,752                          13,765
12/31/1997                13,051                          14,167
03/31/1998                13,249                          14,384
06/30/1998                13,498                          14,754
09/30/1998                13,699                          15,289
12/31/1998                13,679                          15,382
03/31/1999                13,591                          15,272
06/30/1999                13,395                          15,033
09/30/1999                13,346                          15,076
12/31/1999                13,407                          15,081
03/31/2000                13,528                          15,296
06/30/2000                13,642                          15,485
09/30/2000                13,903                          15,960
12/31/2000                14,184                          16,497
03/31/2001                14,746                          17,202
06/30/2001                14,896                          17,385
09/30/2001                15,439                          18,051
12/31/2001                15,184                          18,213
03/31/2002                15,121                          18,165
06/30/2002                15,553                          18,690
09/30/2002                16,326                          19,529
12/31/2002                16,711                          20,130

Average Annual Total Returns of Class B Shares of the Fund at 12/31/02* 1-Year 4.26% 5-Year 4.18% Since Inception 5.46%

*See Notes on page 11 for further details.
The performance information for the Lehman Brothers Credit Index in the graphs begins on 12/31/92 for Class A, 4/30/93 for Class B, 6/30/95 for Class C, 2/28/01 for Class N and 4/30/98 for Class Y shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                           8 | OPPENHEIMER BOND FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE GRAPH]

            Oppenheimer Bond Fund (Class C)    Lehman Brothers Credit Index
07/11/1995               10,000                          10,000
09/30/1995               10,007                          10,236
12/31/1995               10,376                          10,742
03/31/1996               10,212                          10,464
06/30/1996               10,243                          10,512
09/30/1996               10,464                          10,722
12/31/1996               10,791                          11,095
03/31/1997               10,766                          10,983
06/30/1997               11,158                          11,436
09/30/1997               11,535                          11,883
12/31/1997               11,805                          12,230
03/31/1998               11,984                          12,417
06/30/1998               12,208                          12,737
09/30/1998               12,391                          13,199
12/31/1998               12,373                          13,279
03/31/1999               12,294                          13,184
06/30/1999               12,102                          12,978
09/30/1999               12,046                          13,015
12/31/1999               12,067                          13,019
03/31/2000               12,165                          13,205
06/30/2000               12,232                          13,368
09/30/2000               12,455                          13,778
12/31/2000               12,683                          14,241
03/31/2001               13,148                          14,850
06/30/2001               13,271                          15,008
09/30/2001               13,714                          15,583
12/31/2001               13,462                          15,723
03/31/2002               13,382                          15,681
06/30/2002               13,753                          16,135
09/30/2002               14,411                          16,859
12/31/2002               14,709                          17,378



Average Annual Total Returns of Class C Shares of the Fund at 12/31/02* 1-Year 8.26% 5-Year 4.50% Since Inception 5.30%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]
            Oppenheimer Bond Fund (Class N)    Lehman Brothers Credit Index
03/01/2001               10,000                          10,000
03/31/2001               10,025                          10,062
06/30/2001               10,136                          10,169
09/30/2001               10,496                          10,559
12/31/2001               10,318                          10,653
03/31/2002               10,268                          10,625
06/30/2002               10,567                          10,932
09/30/2002               11,088                          11,423
12/31/2002               11,321                          11,775




Average Annual Total Returns of Class N Shares of the Fund at 12/31/02* 1-Year 8.73% Since Inception 7.00%


                           9 | OPPENHEIMER BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]
            Oppenheimer Bond Fund (Class Y)     Lehman Brothers Credit Index
04/27/1998                10,000                          10,000
06/30/1998                10,254                          10,193
09/30/1998                10,436                          10,563
12/31/1998                10,440                          10,627
03/31/1999                10,405                          10,551
06/30/1999                10,272                          10,386
09/30/1999                10,250                          10,416
12/31/1999                10,297                          10,419
03/31/2000                10,380                          10,568
06/30/2000                10,471                          10,698
09/30/2000                10,667                          11,026
12/31/2000                11,031                          11,397
03/31/2001                11,464                          11,884
06/30/2001                11,594                          12,011
09/30/2001                12,027                          12,741
12/31/2001                11,836                          12,583
03/31/2002                11,797                          12,550
06/30/2002                12,163                          12,913
09/30/2002                12,784                          13,492
12/31/2002                13,088                          13,907


Average Annual Total Returns of Class Y Shares of the Fund at 12/31/02* 1-Year 10.58% Since Inception 5.92%

*See Notes on page 11 for further details.
The performance information for the Lehman Brothers Credit Index in the graphs begins on 12/31/92 for Class A, 4/30/93 for Class B, 6/30/95 for Class C, 2/28/01 for Class N and 4/30/98 for Class Y shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                           10 | OPPENHEIMER BOND FUND

NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 7/11/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                           11 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
                                                            Financial Statements
                                                                     Pages 13-41


                           12 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  December 31, 2002
--------------------------------------------------------------------------------

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Asset-Backed Securities--12.3%
AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations:
Series 2001-3A, Cl. Note, 8.835%, 2/25/32 1      $   1,486,819      $  1,497,666
Series 2002-1, Cl. Note, 9.50%, 6/25/32 2            1,612,342         1,607,303
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed
Nts., Series 2002-4, Cl. A2B, 1.74%, 1/17/05 2       6,400,000         6,409,516
--------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized Mtg. Obligations, Series 2002-1, Cl. AF1,
2.474%, 9/25/32 2                                    3,050,620         3,059,152
--------------------------------------------------------------------------------
Daimler Chrysler Auto Trust, Automobile Loan Pass-Through Certificates,
Series 2002-B, Cl. A2, 2.20%, 4/6/05                 3,430,000         3,444,280
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Certificates,
Series 2002-D, Cl. A2A, 2.10%, 3/15/05               6,280,000         6,304,977
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
Series 2002-2, Cl. A1, 1.91%, 4/16/07                3,204,268         3,213,567
--------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Mtg. Obligations,
Series 2002-3, Cl. A2, 2.26%, 12/18/04               4,340,000         4,361,256
--------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivables
Obligations, Series 2002-4, Cl. A2, 1.66%, 6/15/05   3,590,000         3,593,023
--------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2002-2, Cl. A2, 2.15%, 12/19/05               3,140,000         3,155,077
--------------------------------------------------------------------------------
Lease Investment Flight Trust, Collateralized Plane Obligations,
Series 1A, Cl. D2, 8%, 7/15/31 2                     3,098,479           681,665
--------------------------------------------------------------------------------
Liberte American Loan Master Trust, Collateralized Loan Obligations,
Series 1999-1A, Cl. D2, 6.424%, 11/25/06 2,3         6,000,000         4,151,250
--------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 2             2,732,668         2,879,685
--------------------------------------------------------------------------------
Long Beach Asset Holdings Corp. NIM Trust, Home Equity Asset-Backed
Pass-Through Certificates, Series 2001-3, 7.87%,
9/25/31 2                                              762,063          762,778
--------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates, Series 2002-1,
Cl. A2, 1.95%, 7/20/05                               2,300,000         2,307,309
--------------------------------------------------------------------------------
MMCA Auto Lease Trust, Auto Retail Installment Contracts,
Series 2002-A, Cl. A2, 1.59%, 5/16/05 2,3            3,280,000         3,283,217
--------------------------------------------------------------------------------
MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
Cl. C, 8.77%, 7/25/07 2,3                              579,492           559,615
--------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations:
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28 2           2,224,931           978,970
Series 2002-I, Cl. ECFD, 9.25%, 3/25/32 1            2,411,722         2,381,575
--------------------------------------------------------------------------------
Nissan Auto Lease Trust, Auto Lease Obligations, Series 2002-A,
Cl. A2, 1.86%, 11/15/04 2                            6,750,000         6,750,000
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
Series 2002-C, Cl. A2, 1.94%, 9/15/04 2              4,550,000         4,561,794
--------------------------------------------------------------------------------
ONYX Acceptance Auto Trust, Automobile Asset-Backed Certificates,
Series 2002, Cl. A, 13.60%, 2/20/32                  1,135,218         1,123,866
--------------------------------------------------------------------------------
Option One Mortgage Securities Corp., Home Equity
Collateralized Mtg. Obligations:
Series 1999-1, Cl. CTFS, 10.06%, 3/26/29 2             155,253           149,309
Series 1999-3, Cl. CTFS, 10.80%, 12/15/29              175,948           172,539



                           13 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Asset-Backed Securities Continued
Salomon Smith Barney Auto Loan Trust, Asset-Backed
Auto Loan Obligations, Series 2002-1, Cl. A2,
1.83%, 9/15/05 2                                   $ 5,060,000       $ 5,041,025
--------------------------------------------------------------------------------
Tobacco Settlement Authority, Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10                         1,400,000         1,486,786
--------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed
Certificates, Series 2002-1, Cl. A2, 1.95%, 3/15/05  1,410,000         1,414,183
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed
Securities, Series 2002-A, Cl. A2, 1.77%, 2/20/05    6,560,000         6,565,904
--------------------------------------------------------------------------------
Whole Auto Loan Trust, Auto Loans Receivables, Series 2002-1,
Cl. A2, 1.88%, 6/15/05                               4,310,000         4,316,061
                                                                     -----------
Total Asset-Backed Securities (Cost $89,812,235)                      86,213,348

--------------------------------------------------------------------------------
Corporate Loans--0.1%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.47%, 6/17/06 2,3 (Cost $704,901)          712,021           696,891

--------------------------------------------------------------------------------
Mortgage-Backed Obligations--24.6%
--------------------------------------------------------------------------------
Government Agency--16.8%
--------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--16.5%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security Collateralized Mtg. Obligations, Series 1997-D4, Cl. PS1,
1.097%, 4/14/29 4                                   50,303,179         2,562,318
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
12.50%, 4/1/14                                           5,520             6,578
13.50%, 11/1/10                                         12,624            15,021
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
Participation Certificates:
8%, 4/1/16                                           4,181,562         4,527,657
9%, 3/1/17-5/1/25                                    1,008,483         1,122,796
Series 151, Cl. F, 9%, 5/15/21                         193,144           200,201
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB, 7%, 4/15/03          12,795            12,861
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1711, Cl. EA, 7%, 3/15/24                       200,000           202,757
Series 2054, Cl. TE, 6.25%, 4/15/24                    850,000           865,972
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Home Equity Loan Structured
Pass-Through Certificates, Series HOO2, Cl. A2,
1.861%, 12/15/06                                     5,590,000         5,564,234
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 206, Cl. IO, 7.50%, 12/15/29 4                4,570,850           602,067
Series 303, Cl. IO, 7.50%, 11/1/29 4                 1,736,971           235,305
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 1/25/33 5                                    28,850,000        30,040,062
7%, 1/1/09-11/1/25                                     208,025           221,334
7%, 1/25/33 5                                       65,963,000        69,384,831
7.50%, 2/1/08-3/1/08                                    89,157            94,418



                           14 | OPPENHEIMER BOND FUND

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1992-34, Cl. G, 8%, 3/25/22 6                $   209,462       $   226,543
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg.
Pass-Through Certificates, 8%, 8/1/17                   62,816            67,409
                                                                     -----------
                                                                     115,952,364

--------------------------------------------------------------------------------
GNMA/Guaranteed--0.3%
Government National Mortgage Assn.:
5.75%, 7/20/25-7/20/27                                 123,217           126,952
7%, 7/15/09                                             65,623            70,550
8%, 6/15/05-10/15/06                                   227,335           240,024
8.50%, 8/15/17-12/15/17                              1,167,982         1,292,221
9%, 2/15/09-6/15/09                                     88,328            96,506
10%, 11/15/09                                           31,727            35,479
10.50%, 12/15/17-5/15/21                                94,230           109,856
11%, 10/20/19                                          164,263           190,712
12%, 5/15/14                                               800               948
                                                                     -----------
                                                                       2,163,248

--------------------------------------------------------------------------------
Private--7.8%
--------------------------------------------------------------------------------
Commercial--4.5%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-D2, Cl. A3, 7.499%, 2/14/29 3                  127               133
Series 1996-MD6, Cl. A3, 7.089%, 11/13/29 3            800,000           891,809
--------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed
Security Commercial Mtg. Pass-Through Certificates,
Series 1997-D5, Cl. PS1, 8.338%, 2/14/41 4           5,741,276           416,355
--------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates,
Series 1997-CTL1, 9.305%, 6/22/24 2,4               11,720,674           389,163
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 1996-C1, Cl. D, 7.50%, 12/25/20 2,3             594,241           597,212
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2,
99.999%, 12/25/20 2,4                                6,447,120             2,015
--------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., Commercial Mtg. Pass-Through
Certificates, Series 1999-STF1, Cl. B6, 5.01%,
7/5/08 2,9                                          21,426,669            21,427
--------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 1996-CF1, Cl. A3, 7.848%, 3/13/28 3           2,000,000         2,266,644
--------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1994-C1, Cl.2D, 8.70%, 9/25/25 2                254,649           247,647
Series 1994-C1, Cl.2E, 8.70%, 9/25/25 2              1,000,000           971,719
--------------------------------------------------------------------------------
First Union-Chase Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-Through Certificates,
Series 1999-C2, Cl. IO, 10.117%, 6/15/31 4          88,332,038         3,153,454
--------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security,
Series 1998-C2, 10.195%, 5/18/28 4                   9,609,006           279,449



                           15 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Commercial Continued
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates,
Series 1997-C1, Cl. X, 11.692%, 7/15/27 4         $  7,312,584       $   430,757
--------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp., Commercial
Mtg. Obligations, Series 2000-C9, Cl. A2, 7.77%,
10/15/32                                             5,000,000         5,951,330
--------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO,
11.541%, 2/18/28 4                                  16,352,897           693,720
--------------------------------------------------------------------------------
Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A, 6%, 7/26/24 2                2,675,636         2,607,909
--------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-WF1, Cl. A2, 7.339%,
11/15/28 1,3                                         3,863,237         3,974,818
--------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11 3                      410,351           458,654
--------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Collateralized Mtg. Obligations
Pass-Through Certificates, Series 1998-12, Cl. 1A2,
5.75%, 1/25/29                                       6,000,000         6,042,215
--------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc.,
Interest-Only Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. X, 11.594%,
5/18/32 4                                          278,644,633         2,176,911
                                                                     -----------
                                                                      31,573,341
--------------------------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, (25.42)%,
10/23/17 2,4                                            27,601             6,055
--------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, (1.539)%,
10/23/17 2,7                                            39,474            32,887
                                                                     -----------
                                                                          38,942

--------------------------------------------------------------------------------
Residential--3.3%
ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
Series 2001-6A, Cl. A, 7.25%, 10/27/31 2             2,145,425         2,123,971
--------------------------------------------------------------------------------
Granite Mortgages plc, Mtg.-Backed Obligations, Series 2002-2,
Cl. 1A1, 1.929%, 1/21/17 3                           3,140,000         3,140,000
--------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1, 6.957%, 4/25/26 2,3            1,081,371           879,290
Series 1999-NC2, Cl. M3, 4.67%, 4/25/29 3              563,720           557,378
--------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates:
Series 1998-8, Cl. B, 2.72%, 8/25/28 3               1,313,225         1,272,628
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32              3,167,058         2,737,114
--------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized
Mtg. Obligations Pass-Through Certificates:
Series 2002-AR10, Cl. A1, 2.359%, 10/25/32 2,3       1,901,379         1,904,456
Series 2002-AR15, Cl. A1, 2.26%, 11/25/32 2          3,670,629         3,680,729
Series 2002-AR19, Cl. A-1, 1.771%, 1/25/33           6,720,000         6,720,000
                                                                     -----------
                                                                      23,015,566
                                                                     -----------
Total Mortgage-Backed Obligations (Cost $169,672,747)                172,743,461



                           16 | OPPENHEIMER BOND FUND

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
U.S. Government Obligations--25.0%
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3%, 7/15/04                                       $ 24,100,000      $ 24,633,887
6.25%, 7/15/32                                       9,500,000        10,800,493
--------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
5.25%, 6/15/06                                      15,000,000        16,359,150
6%, 5/15/11                                          5,200,000         5,887,710
6.375%, 6/15/09                                     21,500,000        24,911,298
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2/15/31                40,198,000        43,834,673
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
2.875%, 6/30/04                                     11,965,000        12,233,279
3%, 11/15/07                                         4,848,000         4,907,844
3.625%, 3/31/04                                      4,600,000         4,733,690
4%, 11/15/12                                        20,898,000        21,200,060
6.50%, 2/15/10                                       4,550,000         5,440,098
                                                                     -----------
Total U.S. Government Obligations (Cost $167,520,854)                174,942,182

--------------------------------------------------------------------------------
Foreign Government Obligations--0.4%
United Mexican States Nts., 7.50%, 1/14/12
(Cost $2,395,972)                                    2,370,000         2,541,825

--------------------------------------------------------------------------------
Corporate Bonds and Notes--41.4%
--------------------------------------------------------------------------------
Consumer Discretionary--8.7%
Auto Components--0.4%
Delphi Corp., 6.55% Nts., 6/15/06                    2,945,000         3,107,555
--------------------------------------------------------------------------------
Automobiles--2.9%
Ford Motor Co., 7.45% Bonds, 7/16/31                 4,100,000         3,576,057
--------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.875% Unsec. Unsub. Nts., 8/28/12                   3,505,000         3,461,058
7% Auto Loan Nts., 2/1/12                            5,530,000         5,562,655
--------------------------------------------------------------------------------
Hertz Corp. (The), 7.625% Sr. Nts., 6/1/12           7,890,000         7,543,605
                                                                     -----------
                                                                      20,143,375

--------------------------------------------------------------------------------
Household Durables--0.6%
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11          3,570,000         4,002,566
--------------------------------------------------------------------------------
Media--3.6%
AOL Time Warner, Inc., 6.875% Nts., 5/1/12           5,400,000         5,714,777
--------------------------------------------------------------------------------
Cox Communications, Inc., 7.125% Nts., 10/1/12       3,240,000         3,605,206
--------------------------------------------------------------------------------
News America Holdings, Inc., 7.75% Sr. Unsec.
Debs., 12/1/45                                       5,500,000         5,421,878
--------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.75% Bonds, 8/1/11     2,565,000         2,899,776
--------------------------------------------------------------------------------
Viacom, Inc., 7.70% Sr. Unsec. Nts., 7/30/10         3,060,000         3,640,779
--------------------------------------------------------------------------------
Walt Disney Co., 6.75% Sr. Nts., 3/30/06             3,430,000         3,748,469
                                                                     -----------
                                                                      25,030,885



                           17 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Multiline Retail--1.2%
Federated Department Stores, Inc., 6.30% Sr.
Nts., 4/1/09                                       $ 4,970,000    $    5,309,943
--------------------------------------------------------------------------------
May Department Stores Co., 10.625% Debs., 11/1/10      405,000           537,867
--------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp.:
6% Unsec. Bonds, 3/20/03                             1,740,000         1,741,032
6.90% Nts., 8/1/03                                   1,210,000         1,220,891
                                                                    ------------
                                                                       8,809,733

--------------------------------------------------------------------------------
Consumer Staples--2.5%
--------------------------------------------------------------------------------
Food & Drug Retailing--1.3%
Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29        2,485,000         2,752,878
--------------------------------------------------------------------------------
Kroger Co. (The), 6.75% Nts., 4/15/12                2,500,000         2,771,348
--------------------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts., 5/31/09 2,8,9,10   476,601            85,788
--------------------------------------------------------------------------------
Safeway, Inc., 4.80% Sr. Unsec. Nts., 7/16/07        3,490,000         3,604,371
                                                                    ------------
                                                                       9,214,385

--------------------------------------------------------------------------------
Household Products--0.0%
Styling Technology Corp., 10.875% Sr. Unsec.
Sub. Nts., 7/1/08 2,8,9                                145,000                --
--------------------------------------------------------------------------------
Tobacco--1.2%
Philip Morris Cos., Inc., 7.25% Nts., 1/15/03        8,520,000         8,529,193
--------------------------------------------------------------------------------
Energy--0.3%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.0%
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08      200,000           181,000
--------------------------------------------------------------------------------
Oil & Gas--0.3%
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27    1,570,000         1,762,325
--------------------------------------------------------------------------------
Financials--12.6%
--------------------------------------------------------------------------------
Banks--2.2%
ABN Amro NA Holding Capital NV, 6.473% Bonds,
12/29/49 1                                           2,520,000         2,589,464
--------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 6.125%
Nts., 11/15/11                                       5,175,000         5,408,765
--------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital Securities,
Series A, 5/6/27                                     2,990,000         3,409,949
--------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64% Bonds, 12/29/49 1      3,600,000         3,964,046
                                                                    ------------
                                                                      15,372,224

--------------------------------------------------------------------------------
Diversified Financials--3.1%
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts.,
4/2/12                                               2,880,000         3,240,127
--------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub. Nts., 6/15/32    1,790,000         1,960,823
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 6.60% Sr. Unsec.
Nts., 1/15/12                                        2,190,000         2,424,107
--------------------------------------------------------------------------------
Household Finance Corp., 7% Nts., 5/15/12            4,570,000         5,014,167
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co., 6.625% Sub. Nts., 3/15/12   2,430,000         2,638,248
--------------------------------------------------------------------------------
MBNA America Bank NA, 6.625% Sub. Nts., 6/15/12      3,010,000         3,069,207
--------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                   2,850,000         3,164,247
                                                                    ------------
                                                                      21,510,926


                           18 | OPPENHEIMER BOND FUND

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Insurance--5.8%
American International Group, Inc./SunAmerica Global Financing VI,
6.30% Sr. Sec. Nts., 5/10/11 1                    $  3,500,000      $  3,864,108
--------------------------------------------------------------------------------
AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30          4,440,000         5,089,585
--------------------------------------------------------------------------------
Farmers Insurance Exchange, 8.625% Nts., 5/1/24 1    1,500,000         1,126,602
--------------------------------------------------------------------------------
John Hancock Global Funding II:
5% Nts., 7/27/07 1                                   3,650,000         3,828,653
7.90% Nts., 7/2/10 1                                 2,265,000         2,660,922
--------------------------------------------------------------------------------
Metropolitan Life Global Funding I, 4.75% Nts.,
6/20/07                                              4,370,000         4,600,286
--------------------------------------------------------------------------------
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25 1    7,000,000         7,612,031
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90%
Nts., 7/1/12                                         2,985,000         3,049,070
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds,
Series C, 12/18/23 1                                 3,420,000         3,969,580
--------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30%
Nts., 7/1/25 1                                       4,270,000         4,785,193
                                                                     -----------
                                                                      40,586,030

--------------------------------------------------------------------------------
Real Estate--1.5%
EOP Operating LP, 7.75% Unsec. Nts., 11/15/07        3,363,000         3,818,105
--------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.875% Unsec.
Nts., 11/15/06                                       3,355,000         3,653,719
--------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub.
Nts., 6/15/07                                        2,970,000         3,029,186
                                                                     -----------
                                                                      10,501,010

--------------------------------------------------------------------------------
Health Care--2.9%
--------------------------------------------------------------------------------
Health Care Providers & Services--1.4%
Anthem, Inc., 6.80% Unsec. Unsub. Bonds, 8/1/12      3,680,000         4,011,333
--------------------------------------------------------------------------------
Cardinal Health, Inc., 4.45% Nts., 6/30/05           2,980,000         3,129,805
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc., 6.375% Nts.,
1/15/12                                              2,440,000         2,652,631
                                                                     -----------
                                                                       9,793,769

--------------------------------------------------------------------------------
Pharmaceuticals--1.5%
Bristol-Myers Squibb Co., 5.75% Nts., 10/1/11 6      4,810,000         5,130,783
--------------------------------------------------------------------------------
Pharmacia Corp., 6.60% Sr. Unsec. Nts., 12/1/28      1,570,000         1,779,680
--------------------------------------------------------------------------------
Wyeth, 5.875% Nts., 3/15/04                          3,580,000         3,722,656
                                                                     -----------
                                                                      10,633,119

--------------------------------------------------------------------------------
Industrials--5.2%
--------------------------------------------------------------------------------
Aerospace & Defense--2.1%
Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06 4,430,000         4,645,382
--------------------------------------------------------------------------------
Lockheed Martin Corp., 8.20% Nts., 12/1/09           3,240,000         4,009,490
--------------------------------------------------------------------------------
Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03         5,980,000         6,098,913
                                                                     -----------
                                                                      14,753,785

--------------------------------------------------------------------------------
Commercial Services & Supplies--1.0%
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub.
Nts., 8/1/07 2                                         150,000           113,438
--------------------------------------------------------------------------------
PHH Corp., 8.125% Nts., 2/3/03 2                     2,450,000         2,456,189



                           19 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Commercial Services & Supplies Continued
Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375%
Sr. Unsec. Nts., 8/15/05                          $    100,000     $      82,500
--------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec.
Nts., 5/15/09 2,8,9                                    500,000            20,000
--------------------------------------------------------------------------------
Waste Management, Inc.:
7% Sr. Nts., 7/15/28                                 3,450,000         3,423,552
7.75% Bonds, 5/15/32 1                                 555,000           598,096
                                                                   -------------
                                                                       6,693,775

--------------------------------------------------------------------------------
Industrial Conglomerates--1.5%
General Electric Capital Corp.:
6% Nts., 6/15/12                                     5,000,000         5,408,180
6.75% Nts., Series A, 3/15/32                          800,000           887,448
--------------------------------------------------------------------------------
Mallinckrodt, Inc., 6% Nts., 10/15/03                  500,000           480,431
--------------------------------------------------------------------------------
MMCaps Funding I Ltd., Inc., 8.03% Sr. Nts.,
6/15/31 1                                            3,850,000         4,042,354
                                                                   -------------
                                                                      10,818,413
--------------------------------------------------------------------------------
Marine--0.0%
Navigator Gas Transport plc, 10.50% First Priority Ship
Mtg. Nts., 6/30/07 1,8                                 300,000            92,250
--------------------------------------------------------------------------------
Road & Rail--0.6%
Burlington Northern Santa Fe Corp., 5.90% Sr.
Nts., 7/1/12                                         3,655,000         3,971,526
--------------------------------------------------------------------------------
Information Technology--0.0%
--------------------------------------------------------------------------------
Communications Equipment--0.0%
Orion Network Systems, Inc., 12.50% Sr.
Disc. Nts., 1/15/07 2                                  200,000            52,500
--------------------------------------------------------------------------------
Materials--0.3%
--------------------------------------------------------------------------------
Chemicals--0.3%
Morton International, Inc., 9.25% Credit
Sensitive Nts., 6/1/20                                  85,000           108,458
--------------------------------------------------------------------------------
PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08       21,859            15,411
--------------------------------------------------------------------------------
Pioneer Cos., Inc., 4.90% Sr. Sec. Nts., 12/31/06 3      7,287             5,074
--------------------------------------------------------------------------------
Union Carbide Corp., 6.25% Nts., 6/15/03             1,850,000         1,868,152
                                                                   -------------
                                                                       1,997,095
--------------------------------------------------------------------------------
Metals & Mining--0.0%
National Steel Corp., 9.875% First Mtg. Bonds,
Series D, 3/1/09 8,9                                   200,000            78,750
--------------------------------------------------------------------------------
Telecommunication Services--5.1%
--------------------------------------------------------------------------------
Diversified Telecommunication Services--3.5%
--------------------------------------------------------------------------------
Citizens Communications Co., 9.25% Sr. Nts., 5/15/11 1,785,000         2,129,810
--------------------------------------------------------------------------------
Deutsche Telekom International BV, 8.25% Unsec.
Unsub. Nts., 6/15/05 3                               4,550,000         4,978,319
--------------------------------------------------------------------------------
France Telecom SA, 8.70% Sr. Unsec. Nts., 3/1/06 3   3,025,000         3,314,716
--------------------------------------------------------------------------------
GTE North, Inc., 6.73% Debs., Series G, 2/15/28      3,050,000         3,248,616
--------------------------------------------------------------------------------
New England Telephone & Telegraph Co., 7.875%
Debs., 11/15/29                                      2,180,000         2,633,507
--------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32            3,040,000         2,896,795
--------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec.
Debs., 2/1/12                                        4,460,000         5,369,439
                                                                   -------------
                                                                      24,571,202



                           20 | OPPENHEIMER BOND FUND

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.6%
AT&T Corp.:
6.375% Nts., 3/15/04 3                            $  2,750,000     $   2,819,757
8.50% Sr. Nts., 11/15/31 3                           1,220,000         1,349,343
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec.
Nts., 5/1/07                                         6,955,000         7,171,516
                                                                   -------------
                                                                      11,340,616

--------------------------------------------------------------------------------
Utilities--3.8%
--------------------------------------------------------------------------------
Electric Utilities--2.9%
Dominion Resources, Inc., 8.125% Sr.
Unsub. Nts., 6/15/10                                 3,175,000         3,700,139
--------------------------------------------------------------------------------
Duke Energy Corp., 5.625% Nts., 11/30/12             1,235,000         1,234,831
--------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
Series C, 11/15/31                                   4,460,000         4,338,621
--------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr.
Nts., 10/1/12 1                                      6,540,000         6,642,011
--------------------------------------------------------------------------------
Progress Energy, Inc., 7.10% Nts., 3/1/11            3,610,000         3,986,039
--------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg.
Bonds, 7/15/06                                         500,000          549,435
                                                                   -------------
                                                                      20,451,076

--------------------------------------------------------------------------------
Gas Utilities--0.9%
Kinder Morgan, Inc., 6.50% Nts., 9/1/12 1            1,880,000         1,968,257
--------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec.
Nts., 11/15/10                                       3,580,000         3,940,345
                                                                   -------------
                                                                       5,908,602
                                                                   -------------
Total Corporate Bonds and Notes (Cost $279,063,559)                  289,907,685

                                                       Shares
--------------------------------------------------------------------------------
Preferred Stocks--0.0%
Criimi Mae, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.
(Cost $325,000)                                         13,000           273,000
--------------------------------------------------------------------------------
Common Stocks--0.0%
Geotek Communications, Inc., Series B (Escrowed)2,9
(Cost $100)                                                 25                --

                                                         Units
--------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Chesapeake Energy Corp. Wts.:
Exp. 1/23/03 2,9                                         1,668                --
Exp. 1/23/03 2,9                                           953                --
Exp. 9/1/04 9                                              534                --
--------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07 2,9            50                --
--------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05 2,9        300                3
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 2,9                 1,063               106
--------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05 2,9          1,980                20
--------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08 2,9   150                --
--------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07 2,9   200                 2
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10 9               2,028             1,562
--------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp. 5/31/04 2,9              121,440                --
                                                                   -------------
Total Rights, Warrants and Certificates (Cost $26,228)                     1,693



                           21 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     Principal      Market Value
                                                        Amount        See Note 1
--------------------------------------------------------------------------------
Structured Notes--6.1%
JPMorgan Chase Bank, High Yield Index Credit-Linked Trust Nts.,
7.55%, 11/15/07                                  $  27,580,000     $  28,062,650
--------------------------------------------------------------------------------
UBS AG, High Grade Credit-Linked Nts.,
3.065%, 12/10/04 3                                  14,500,000        14,485,500
                                                                   -------------
Total Structured Notes (Cost $42,080,000)                             42,548,150

--------------------------------------------------------------------------------
Joint Repurchase Agreements--3.3%
Undivided interest of 3.39% in joint repurchase agreement
(Market Value $694,610,000) with Banc One Capital Markets,
Inc., 1.07%, dated 12/31/02, to be repurchased at
$23,530,399 on 1/2/03, collateralized by U.S. Treasury Nts.,
3%--6.50%, 2/15/03--2/15/12, with a value of $311,989,144
and U.S. Treasury Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
with a value of $397,082,690 (Cost $23,529,000)     23,529,000        23,529,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $775,130,596)          113.2%      793,397,235
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                    (13.2)     (92,668,276)
                                                    ----------------------------
Net Assets                                               100.0%    $ 700,728,959
                                                    ============================

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $55,597,626 or 7.93% of the Fund's net assets as of December 31, 2002.
2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,947,569 or 1.56% of the Fund's net assets as of December 31, 2002.
5. When-issued security to be delivered and settled after December 31, 2002.
6. Securities with an aggregate market value of $2,344,076 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
8. Issuer is in default.
9. Non-income producing security.
10. Interest or dividend is paid-in-kind.

See accompanying Notes to Financial Statements.


                           22 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002
-------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------
Assets
Investments, at value (cost $775,130,596)--see accompanying statement   $793,397,235
-------------------------------------------------------------------------------------
Cash                                                                         438,491
-------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                 6,796,142
Shares of beneficial interest sold                                         1,984,536
Investments sold on a when-issued basis                                    1,433,613
Daily variation on futures contracts                                         169,189
Other                                                                          7,668
                                                                        -------------
Total assets                                                             804,226,874

-------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased (including $100,576,009 purchased on a
when-issued basis)                                                       100,576,605
Shares of beneficial interest redeemed                                     2,296,136
Distribution and service plan fees                                           412,432
Shareholder reports                                                          110,694
Transfer and shareholder servicing agent fees                                 62,650
Trustees' compensation                                                         2,185
Other                                                                         37,213
                                                                        -------------
Total liabilities                                                        103,497,915

-------------------------------------------------------------------------------------
Net Assets                                                              $700,728,959
                                                                        =============

-------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                              $     69,130
-------------------------------------------------------------------------------------
Additional paid-in capital                                               718,406,752
-------------------------------------------------------------------------------------
Undistributed net investment income                                           19,856
-------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                 (34,772,683)
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                17,005,904
                                                                        -------------
Net Assets                                                              $700,728,959
                                                                        =============




                           23 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
-------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$356,479,893 and 35,163,226 shares of beneficial interest outstanding)        $10.14
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                      $10.65
-------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$217,789,021 and 21,493,427 shares of beneficial interest outstanding)        $10.13
-------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$90,800,333 and 8,951,489 shares of beneficial interest outstanding)          $10.14
-------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$11,302,087 and 1,115,348 shares of beneficial interest outstanding)          $10.13
-------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $24,357,625 and 2,406,545 shares of beneficial interest
outstanding)                                                                  $10.12



See accompanying Notes to Financial Statements.




                           24 | OPPENHEIMER BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
Investment Income
Interest                                                              $38,693,433
----------------------------------------------------------------------------------
Dividends                                                                 223,431
                                                                      ------------
Total investment income                                                38,916,864

----------------------------------------------------------------------------------
Expenses
Management fees                                                         3,389,414
----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                   776,718
Class B                                                                 1,871,911
Class C                                                                   754,382
Class N                                                                    35,228
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                   686,729
Class B                                                                   420,127
Class C                                                                   152,190
Class N                                                                    22,011
----------------------------------------------------------------------------------
Shareholder reports                                                       238,374
----------------------------------------------------------------------------------
Trustees' compensation                                                     23,179
----------------------------------------------------------------------------------
Custodian fees and expenses                                                20,305
----------------------------------------------------------------------------------
Other                                                                      72,741
                                                                      ------------
Total expenses                                                          8,463,309
Less reduction to custodian expenses                                      (11,437)
                                                                      ------------
Net expenses                                                            8,451,872

----------------------------------------------------------------------------------
Net Investment Income                                                  30,464,992



----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           (10,734,672)
Closing of futures contracts                                            3,029,690
Closing and expiration of option contracts written                         92,245
                                                                      ------------
Net realized loss                                                      (7,612,737)
----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                   34,687,515
                                                                      ------------
Net realized and unrealized gain                                       27,074,778

----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  $57,539,770
                                                                      ============




See accompanying Notes to Financial Statements.



                           25 | OPPENHEIMER BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------


Year Ended December 31,                                    2002          2001
----------------------------------------------------------------------------------
Operations
Net investment income                                  $ 30,464,992  $ 27,843,213
----------------------------------------------------------------------------------
Net realized gain (loss)                                 (7,612,737)    3,697,843
----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)     34,687,515   (11,598,912)
                                                       ---------------------------
Net increase in net assets resulting from operations     57,539,770    19,942,144

----------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                 (17,305,847)  (17,585,602)
Class B                                                  (8,774,067)   (7,889,070)
Class C                                                  (3,484,678)   (2,470,735)
Class N                                                    (336,619)      (50,649)
Class Y                                                    (566,370)     (180,125)

----------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions:
Class A                                                  62,352,666    81,188,197
Class B                                                  47,304,042    81,353,784
Class C                                                  30,141,408    33,926,102
Class N                                                   8,695,344     2,250,053
Class Y                                                  19,741,029     3,288,451

----------------------------------------------------------------------------------
Net Assets
Total increase                                          195,306,678   193,772,550
----------------------------------------------------------------------------------
Beginning of period                                     505,422,281   311,649,731
                                                       ---------------------------
End of period [including undistributed
(overdistributed) net investment income of
$19,856 and $(87,221), respectively]                   $700,728,959  $505,422,281
                                                       ===========================



See accompanying Notes to Financial Statements.




                           26 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------



Class A     Year Ended December 31,            2002      2001     2000      1999      1998
--------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period         $ 9.74    $ 9.79   $ 9.97    $10.86   $ 10.97
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .54       .73      .73       .71       .71
Net realized and unrealized gain (loss)         .40      (.05)    (.18)     (.89)     (.11)
                                             -----------------------------------------------
Total from investment operations                .94       .68      .55      (.18)      .60
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.54)     (.73)    (.73)     (.71)     (.71)
                                             -----------------------------------------------
Total dividends and/or distributions
to shareholders                                (.54)     (.73)    (.73)     (.71)     (.71)
--------------------------------------------------------------------------------------------
Net asset value, end of period               $10.14     $9.74    $9.79     $9.97    $10.86
                                             ===============================================

--------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1            10.06%     7.05%    5.80%    (1.65)%    5.61%

--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $356,480  $280,132 $202,833  $220,502  $246,668
--------------------------------------------------------------------------------------------
Average net assets (in thousands)          $316,279  $237,232 $205,883  $251,190  $217,944
--------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          5.47%     7.31%    7.48%     6.88%     6.46%
Expenses                                       1.10%     1.23%    1.31%     1.24%     1.22%3
--------------------------------------------------------------------------------------------
Portfolio turnover rate                         151%      162%     255%      238%       67%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                           27 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------------------


Class B     Year Ended December 31,            2002      2001     2000      1999      1998
--------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period         $ 9.73    $ 9.79   $ 9.96    $10.86   $ 10.97
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .47       .65      .66       .63       .62
Net realized and unrealized gain (loss)         .40      (.05)    (.17)     (.90)     (.10)
                                             -----------------------------------------------
Total from investment operations                .87       .60      .49      (.27)      .52
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.47)     (.66)    (.66)     (.63)     (.63)
                                             -----------------------------------------------
Total dividends and/or distributions
to shareholders                                (.47)     (.66)    (.66)     (.63)     (.63)
--------------------------------------------------------------------------------------------
Net asset value, end of period               $10.13     $9.73    $9.79    $ 9.96    $10.86
                                             ===============================================

--------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1             9.26%     6.14%    5.11%    (2.48)%    4.81%

--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $217,789  $161,998  $83,637   $94,845   $88,061
--------------------------------------------------------------------------------------------
Average net assets (in thousands)          $187,343  $118,521  $83,394   $95,285   $64,330
--------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.68%     6.60%    6.71%     6.13%     5.68%
Expenses                                       1.85%     1.99%    2.07%     1.99%     1.97%3
--------------------------------------------------------------------------------------------
Portfolio turnover rate                         151%      162%     255%      238%       67%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                           28 | OPPENHEIMER BOND FUND

Class C     Year Ended December 31,            2002      2001     2000      1999      1998
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period         $ 9.74    $ 9.80   $ 9.97    $10.87   $ 10.98
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .47       .65      .66       .63       .62
Net realized and unrealized gain (loss)         .40      (.05)    (.17)     (.90)     (.10)
                                             -----------------------------------------------
Total from investment operations                .87       .60      .49      (.27)      .52
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.47)     (.66)    (.66)     (.63)     (.63)
                                             -----------------------------------------------
Total dividends and/or distributions
to shareholders                                (.47)     (.66)    (.66)     (.63)     (.63)
--------------------------------------------------------------------------------------------
Net asset value, end of period               $10.14     $9.74    $9.80    $ 9.97    $10.87
                                             ===============================================

--------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1             9.26%     6.14%    5.11%    (2.47)%    4.81%

--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $90,800   $57,049  $24,303   $24,143   $21,796
--------------------------------------------------------------------------------------------
Average net assets (in thousands)           $75,531   $36,886  $22,605   $24,218   $15,198
--------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          4.61%     6.65%    6.71%     6.13%     5.66%
Expenses                                       1.83%     1.98%    2.07%     1.99%     1.96% 3
--------------------------------------------------------------------------------------------
Portfolio turnover rate                         151%      162%     255%      238%       67%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements.



                           29 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------



Class N        Year Ended December 31,                     2002     2001 1
-----------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                      $ 9.73    $10.02
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .51       .61
Net realized and unrealized gain (loss)                      .40      (.29)
                                                          -------------------
Total from investment operations                             .91       .32
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.51)     (.61)
                                                          -------------------
Total dividends and/or distributions
to shareholders                                             (.51)     (.61)
-----------------------------------------------------------------------------
Net asset value, end of period                            $10.13    $ 9.73
                                                          ===================

-----------------------------------------------------------------------------
Total Return, at Net Asset Value 2                          9.73%     3.18%

-----------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $11,302    $2,176
-----------------------------------------------------------------------------
Average net assets (in thousands)                        $ 7,071    $  768
-----------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       4.76%     7.87%
Expenses                                                    1.44%     1.37%
-----------------------------------------------------------------------------
Portfolio turnover rate                                      151%      162%



1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                           30 | OPPENHEIMER BOND FUND

Class Y     Year Ended December 31,            2002      2001     2000      1999    1998 1
--------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period         $ 9.72    $ 9.78   $ 9.95    $10.86   $ 10.88
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .59       .76      .85       .76       .49
Net realized and unrealized gain (loss)         .40      (.05)    (.18)     (.91)     (.02)
                                             -----------------------------------------------
Total from investment operations                .99       .71      .67      (.15)      .47
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           (.59)     (.77)    (.84)     (.76)     (.49)
--------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.59)     (.77)    (.84)     (.76)     (.49)
--------------------------------------------------------------------------------------------
Net asset value, end of period               $10.12     $9.72    $9.78    $ 9.95    $10.86
                                             ===============================================

--------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2            10.58%     7.30%    7.13%    (1.37)%    4.40%

--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $24,358    $4,067     $877      $186        $1
--------------------------------------------------------------------------------------------
Average net assets (in thousands)           $10,243    $2,286     $340      $ 31        $1
--------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                          5.53%     7.85%    7.92%     7.94%     6.84%
Expenses                                       0.63%     0.94%    0.83%     0.83%     0.74% 4
Expenses, net of reduction to custodian expenses,
voluntary reimbursement of expenses and/or
voluntary waiver of transfer agent fees        0.63%     0.92%    0.83%     0.83%     0.74%
--------------------------------------------------------------------------------------------
Portfolio turnover rate                         151%      162%     255%      238%       67%



1. For the period from April 27, 1998 (inception of offering) to December 31, 1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                           31 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in index-linked structured notes whose principal and/or interest depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised 6.1% of the Fund's net assets, and resulted in unrealized gains in the current period of $468,150.




                           32 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments of $100,576,009 and when-issued sale commitments of $1,433,613.
   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity)
but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $276,788, representing 0.04% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



                           33 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes nused capital loss carryforwards as follows:

                             Expiring
                             ----------------------
                             2003       $   748,553
                             2004         1,106,500
                             2007        10,208,297
                             2008        13,887,954
                             2010         8,230,142
                                        -----------
                             Total      $34,181,446
                                        ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which



                           34 | OPPENHEIMER BOND FUND

-------------------------------------------------------------------------------
amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $109,666. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                          Year Ended        Year Ended
                                   December 31, 2002 December 31, 2001
                ------------------------------------------------------
                Distributions paid from:
                Ordinary income          $30,467,581       $28,176,181
                Long-term capital gain            --                --
                Return of capital                 --                --
                                         -----------------------------
                Total                    $30,467,581       $28,176,181
                                         =============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
                 Undistributed net investment income  $     19,856
                 Accumulated net realized loss         (34,772,683)
                 Net unrealized appreciation            17,005,904
                                                      ------------
                 Total                                $(17,746,923)
                                                      ============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                           35 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended December 31, 2002    Year Ended December 31, 2001 1
                               Shares          Amount             Shares         Amount
-----------------------------------------------------    -------------------------------
Class A
Sold                       19,523,565   $ 190,912,803         16,363,435   $163,919,591
Dividends and/or
distributions reinvested    1,332,946      13,008,001          1,295,039     12,926,638
Redeemed                  (14,464,664)   (141,568,138)        (9,595,307)   (95,658,032)
                          --------------------------------------------------------------
Net increase                6,391,847   $  62,352,666          8,063,167   $ 81,188,197
                          ==============================================================

----------------------------------------------------------------------------------------
Class B
Sold                       11,531,204   $ 112,485,723         11,714,972   $117,368,490
Dividends and/or
distributions reinvested      627,150       6,115,604            543,150      5,415,992
Redeemed                   (7,311,701)    (71,297,285)        (4,154,269)   (41,430,698)
                          --------------------------------------------------------------
Net increase                4,846,653   $  47,304,042          8,103,853   $ 81,353,784
                          ==============================================================


----------------------------------------------------------------------------------------
Class C
Sold                        6,200,611   $  60,525,606          4,852,582   $ 48,669,011
Dividends and/or
distributions reinvested      248,419       2,427,454            166,771      1,663,973
Redeemed                   (3,353,754)    (32,811,652)        (1,643,106)   (16,406,882)
                          --------------------------------------------------------------
Net increase                3,095,276   $  30,141,408          3,376,247   $ 33,926,102
                          ==============================================================


----------------------------------------------------------------------------------------
Class N
Sold                        1,312,556   $  12,804,206            232,768   $  2,343,541
Dividends and/or
distributions reinvested       33,325         325,615              5,140         50,529
Redeemed                     (454,081)     (4,434,477)           (14,360)      (144,017)
                          --------------------------------------------------------------
Net increase                  891,800   $   8,695,344            223,548   $  2,250,053
                          ==============================================================


----------------------------------------------------------------------------------------
Class Y
Sold                        3,708,804   $  36,157,404            376,114   $  3,760,382
Dividends and/or
distributions reinvested        3,715          36,236              1,285         12,769
Redeemed                   (1,724,443)    (16,452,611)           (48,603)      (484,700)
                          --------------------------------------------------------------
Net increase                1,988,076   $  19,741,029            328,796   $  3,288,451
                          ==============================================================

1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.




                           36 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $1,255,094,084 and $1,057,526,788, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $778,779,343 was composed of:

                    Gross unrealized appreciation  $ 25,165,255
                    Gross unrealized depreciation   (10,547,363)
                                                   ------------
                    Net unrealized appreciation    $ 14,617,892
                                                   ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets of the Fund, 0.57% of the next $200 million, 0.54% of the next $200 million, 0.51% of the next
$200 million, 0.45% of the next $200 million and 0.35% of average annual net assets in excess of $1 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.



                           37 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate        Class A    Concessions    Concessions    Concessions    Concessions
                    Front-End      Front-End     on Class A     on Class B     on Class C     on Class N
                Sales Charges  Sales Charges         Shares         Shares         Shares         Shares
                   on Class A    Retained by    Advanced by    Advanced by    Advanced by    Advanced by
Year Ended             Shares    Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
--------------------------------------------------------------------------------------------------------
December 31, 2002  $1,617,689       $560,960       $160,349     $2,110,998       $306,867        $85,293

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A       Class B        Class C        Class N
                         Contingent    Contingent     Contingent     Contingent
                           Deferred      Deferred       Deferred       Deferred
                      Sales Charges Sales Charges  Sales Charges  Sales Charges
                        Retained by   Retained by    Retained by    Retained by
Year Ended              Distributor   Distributor    Distributor    Distributor
-------------------------------------------------------------------------------
December 31, 2002           $15,578      $903,519        $37,637        $29,346

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $776,718, all of which were paid by the Distributor to recipients, and included $127,114 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class
N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                   Total Payments  Amount Retained      Expenses  of Net Assets
                       Under Plan   by Distributor    Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan          $1,871,911       $1,555,311    $5,560,765           2.55%
 Class C Plan             754,382          349,894     1,229,865           1.35
 Class N Plan              35,228           33,835       192,084           1.70




                           38 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, the Fund had outstanding futures contracts as follows:

                                                                            Unrealized
                           Expiration     Number of     Valuation as of   Appreciation
Contract Description            Dates     Contracts   December 31, 2002 (Depreciation)
---------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Treasury Nts., 2 yr.     3/27/03           482        $103,720,375    $ 1,146,437
U.S. Treasury Nts., 10 yr.    3/20/03           256          29,452,000        727,625
                                                                           ------------
                                                                             1,874,062
                                                                           ------------
Contracts to Sell
U.S. Long Bonds               3/20/03            89          10,029,188       (305,281)
U.S. Treasury Nts., 5 yr.     3/20/03         1,093         123,782,250     (2,829,516)
                                                                           ------------
                                                                            (3,134,797)
                                                                           ------------
                                                                           $(1,260,735)
                                                                           ============



                           39 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2002 was as follows:

                                      Call Options                      Put Options
                    ------------------------------   -------------------------------
                    Principal (000s)/                Principal (000s)/
                            Number of    Amount of           Number of    Amount of
                            Contracts     Premiums           Contracts     Premiums
------------------------------------------------------------------------------------
Options outstanding as of
December 31, 2001                  --    $      --                  --    $      --
Options written                42,063      278,591               1,600      445,125
Options closed or expired     (42,063)    (278,591)             (1,600)    (445,125)
                              ------------------------------------------------------
Options outstanding as of
December 31, 2002                  --    $      --                  --    $      --
                              ======================================================


--------------------------------------------------------------------------------
7. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if


                           40 | OPPENHEIMER BOND FUND
its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was $57,764,696, which represents 8.24% of the Fund's net assets, of which zero is considered restricted. Information concerning restricted securities is as follows:

                                    Acquisition                     Valuation as of    Unrealized
Security                                  Dates           Cost    December 31, 2002  Depreciation
-------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)                      1/4/01         $  100                  $--        $  100
Real Time Data Co. Wts., Exp. 5/31/04   6/30/99          1,214                   --         1,214


--------------------------------------------------------------------------------
8. Bank Borrowings
The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.




                           41 | OPPENHEIMER BOND FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Bond Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund, which is a series of Oppenheimer Integrity Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP

Denver, Colorado
January 23, 2003


                           42 | OPPENHEIMER BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   None of the dividends paid by the Fund during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                           43 | OPPENHEIMER BOND FUND

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Name, Position(s) Held       Principal Occupation(s) During Past 5 Years; Other
with Fund, Length of         Trusteeships/Directorships Held by Trustee; Number
Service, Age                 of Portfolios in Fund Complex Currently Overseen
                             by Trustee

INDEPENDENT                  The address of each Trustee in the chart below is
TRUSTEES                     6803 S. Tucson Way, Centennial, CO 80112-3924.
                             Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,              Formerly, Chief Executive Officer (until August
Chairman and Trustee         27, 2002) of the Board II Funds, Vice Chairman
(since 1988)                 (until January 2, 2002) of OppenheimerFunds, Inc.
Age: 69                      (the Manager) and President and a director (until
                             1997) of Centennial Asset Management Corporation
                             (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,        Chairman of the following private mortgage banking
Trustee (since 1999)         companies: Cherry Creek Mortgage Company (since
Age: 65                      1991), Centennial State Mortgage Company (since
                             1994), The El Paso Mortgage Company (since 1993),
                             Transland Financial Services, Inc. (since 1997);
                             Chairman of the following private companies: Great
                             Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies:
                             Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc.
                             (oil and gas drilling/production company) (since
                             1992), UNUMProvident (insurance company) (since
                             1991). Formerly Director of International Family
                             Entertainment (television channel) (1992-1997) and
                             Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995),
                             Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title
                             (title insurance agency) (1995-June 1999); a U.S.
                             Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,              Formerly, Director and President of A.G. Edwards
Trustee (since 1993)         Capital, Inc. (General Partner of private equity
Age: 71                      funds) (until February 2001); Chairman, President
                             and Chief Executive Officer of A.G. Edwards
                             Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                             Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999);
                             Chairman of A.G. Edwards Trust Company and A.G.E.
                             Asset Management (investment advisor) (until March
                             1999); and a Director (until March 2000) of A.G.
                             Edwards & Sons and A.G. Edwards Trust Company.
                             Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,             Formerly (until April 1999): Senior Vice President
Trustee (since 1997)         (from September 1987) and Treasurer (from March
Age: 66                      1985) of the Manager; Vice President (from June
                             1983) and Treasurer (since March 1985) of
                             OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                             February 1992), Treasurer (since July 1991)
                             Assistant Secretary and a director (since December
                             1991) of Centennial Asset Management Corporation;
                             Vice President (since October 1989) and Treasurer
                             (since April 1986) of HarbourView Asset Management
                             Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director
                             (June 1989-January 1990) of Centennial Capital
                             Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since
                             August 1978) and Secretary (since April 1981) of
                             Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of
                             Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                             Treasurer (since March 1998) of Oppenheimer
                             Acquisition Corp. (the Manager's parent
                             corporation); Treasurer (since November 1989) of
                             Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager);



            44 | OPPENHEIMER BOND FUND

George C. Bowen,             Vice President and Treasurer (since July 1996) of
Continued                    Oppenheimer Real Asset Management, Inc. (an
                             investment advisory subsidiary of the Manager);
                             Chief Executive Officer and director (since March
                             1996) of MultiSource Services, Inc. (a
                             broker-dealer subsidiary of the Manager);
                             Treasurer (since October 1997) of OppenheimerFunds
                             International Ltd. and Oppenheimer Millennium
                             Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,           A member of The Life Guard of Mount Vernon,
Trustee (since 1999)         (George Washington's home) (since June 2000).
Age: 64                      Formerly (March 2001-May 2002) Director of Genetic
                             ID, Inc. and its subsidiaries (a privately held biotech company); a partner with
                             PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment Management
                             Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,               Chairman and Director (since 1998) of Rocky
Trustee (since 1990)         Mountain Elk Foundation (a not-for-profit
Age: 60                      foundation); and a director (since October 1999)
                             of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since
                             June 1, 2002). Formerly Chairman and a director
                             (until October 1996) and President and Chief
                             Executive Officer (until October 1995) of the
                             Manager; President, Chief Executive Officer and a director of Oppenheimer Acquisition Corp.,
                             Shareholders Services Inc. and Shareholder
                             Financials Services, Inc. (until October 1995).
                             Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                A trustee or director of other Oppenheimer funds.
Trustee (since 1996)         Formerly (until October 1994) Mr. Freedman held
Age: 62                      several positions in subsidiary or affiliated
                             companies of the Manager. Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,         Trustee (since 1996) of MassMutual Institutional
Trustee (since 2002)         Funds and of MML Series Investment Fund (open-end
Age: 56                      investment companies); Director of MML Services
                             (since April 1987) and America Funds Emerging
                             Markets Growth Fund (since October 1991) (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since
                             February 2002); a trustee (since February 2000) of
                             Monterey International Studies (an educational organization), and an advisor to Unilever
                             (Holland)'s pension fund and to Credit Suisse
                             First Boston's Sprout venture capital unit. Mrs.
                             Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital.
                             Formerly, President (February 1991-April 2000)
                             ARCO Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,            Director (since 2001) of Jones Knowledge, Inc. (a
Trustee (since 2002)         privately held company), U.S. Exploration, Inc.,
Age: 58                      (since 1997), Colorado UpLIFT (a non-profit
                             organization) (since 1986) and a trustee of the Gallagher Family Foundation (since 2000).
                             Formerly, Chairman of U.S. Bank (a subsidiary of
                             U.S. Bancorp and formerly Colorado National Bank,)
                             (July 1996-April 1, 1999) and a director of Commercial Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,    Trustee (since 1996) of MassMutual Institutional
Trustee (since 2000)         Funds and of MML Series Investment Fund (open-end
Age: 60                      investment companies); Trustee and Chairman (since
                             May 1987) of the investment committee for the Worcester Polytech Institute; President and
                             Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization);
                             Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield; Member of the investment committee of the Community







            45 | OPPENHEIMER BOND FUND

TRUSTEES AND OFFICERS  Continued
--------------------------------------------------------------------------------


F. William Marshall, Jr.,    Foundation of Western Massachusetts (since 1998).
Continued                    Formerly, Chairman (January 1999-July 1999) of SIS
                             & Family Bank, F.S.B. (formerly SIS Bank);
                             President, Chief Executive Officer and Director
                             (May 1993-December 1998) of SIS Bankcorp, Inc. and
                             SIS Bank (formerly Springfield Institution for
                             Savings) and Executive Vice President (January
                             1999-July 1999) of Peoples Heritage Financial
                             Group, Inc. Oversees 41 portfolios in the
                             OppenheimerFunds complex.


--------------------------------------------------------------------------------
INTERESTED TRUSTEE           The address of Mr. Murphy in the chart below is
AND OFFICER                  498 Seventh Avenue, New York, NY 10018. Mr. Murphy
                             serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,              Chairman, Chief Executive Officer and director
President and Trustee        (since June 2001) and President (since September
(since 2001)                 2000) of the Manager; President and a director or
Age: 53                      trustee of other Oppenheimer funds; President and
                             a director (since July 2001) of Oppenheimer
                             Acquisition Corp. and of Oppenheimer Partnership
                             Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                             Services, Inc. and of Shareholder Financial
                             Services, Inc.; President and a director (since
                             July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.:
                             OFI Institutional Asset Management, Inc. and
                             Centennial Asset Management Corporation (since
                             November 2001), HarbourView Asset Management
                             Corporation and OFI Private Investments, Inc.
                             (since July 2001); President (since November 1,
                             2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                             Investment Management Corp. and Tremont Advisers,
                             Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February
                             1997) of Massachusetts Mutual Life Insurance
                             Company (the Manager's parent company); a director
                             (since June 1995) of DLB Acquisition Corporation
                             (a holding company that owns the shares of David
                             L. Babson & Company, Inc.); formerly, Chief
                             Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November
                             1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September
                             1999-August 2000) of C.M. Life Insurance Company;
                             President, Chief Executive Officer and director
                             (September 1999-August 2000) of MML Bay State Life
                             Insurance Company; a director (June 1989-June
                             1998) of Emerald Isle Bancorp and Hibernia Savings
                             Bank (a wholly-owned subsidiary of Emerald Isle
                             Bancorp). Oversees 69 portfolios in the
                             OppenheimerFunds complex.


--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Manioudakis and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr.
                             Wixted, 6803 S. Tucson Way, Centennial, CO
                             80112-3924. Each Officer serves for an annual term or until his resignation, retirement, death or removal.

Angelo Manioudakis,          Senior Vice President of the Manager (since April
Vice President (since 2002)  2002); formerly Executive Director and portfolio
Age: 36                      manager for Miller, Anderson & Sherrerd, a
                             division of Morgan Stanley Investment Management
                             (August 1993-April 2002). An officer of 9 portfolios in the OppenheimerFunds complex.



            46 | OPPENHEIMER BOND FUND

Brian W. Wixted,             Senior Vice President and Treasurer (since March
Treasurer, Principal         1999) of the Manager; Treasurer (since March 1999)
Financial and Accounting     of HarbourView Asset Management Corporation,
Officer                      Shareholder Services, Inc., Oppenheimer Real Asset
(since 1999)                 Management Corporation, Shareholder Financial
Age: 43                      Services, Inc., Oppenheimer Partnership Holdings,
                             Inc., OFI Private Investments, Inc. (since March
                             2000), OppenheimerFunds International Ltd. and
                             Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                             (since November 2000); Treasurer and Chief
                             Financial Officer (since May 2000) of Oppenheimer
                             Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                             OppenheimerFunds Legacy Program (since April
                             2000); formerly Principal and Chief Operating
                             Officer (March 1995-March 1999), Bankers Trust
                             Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,              Senior Vice President (since May 1985) and General
Vice President and           Counsel (since February 2002) of the Manager;
Secretary (since 2001)       General Counsel and a director (since November
Age: 54                      2001) of OppenheimerFunds Distributor, Inc.;
                             Senior Vice President and General Counsel (since
                             November 2001) of HarbourView Asset Management
                             Corporation; Vice President and a director (since
                             November 2000) of Oppenheimer Partnership
                             Holdings, Inc.; Senior Vice President, General
                             Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder Financial
                             Services, Inc., OFI Private Investments, Inc.,
                             Oppenheimer Trust Company and OFI Institutional
                             Asset Management, Inc.; General Counsel (since
                             November 2001) of Centennial Asset Management
                             Corporation; a director (since November 2001) of
                             Oppenheimer Real Asset Management, Inc.; Assistant
                             Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                             President (since November 2001) of
                             OppenheimerFunds Legacy Program; Secretary (since
                             November 2001) of Oppenheimer Acquisition Corp.;
                             formerly Acting General Counsel (November
                             2001-February 2002) and Associate General Counsel
                             (May 1981-October 2001) of the Manager; Assistant
                             Secretary of Shareholder Services, Inc. (May
                             1985-November 2001), Shareholder Financial
                             Services, Inc. (November 1989-November 2001);
                             OppenheimerFunds International Ltd. And
                             Oppenheimer Millennium Funds plc (October
                             1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.




The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



                           47 | OPPENHEIMER BOND FUND

OPPENHEIMER BOND FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Integrity Funds
--------------------------------------------------------------------------------
Investment Advisor        OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor               OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent


--------------------------------------------------------------------------------
Independent Auditors      Deloitte & Touche LLP


--------------------------------------------------------------------------------
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.
to the Fund


--------------------------------------------------------------------------------
Legal Counsel to the      Mayer Brown Rowe & Maw
Independent Trustees






(C) Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



                           48 | OPPENHEIMER BOND FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Global Equity          Developing Markets Fund                   Global Fund
                       International Small Company Fund          Quest Global Value Fund
                       Europe Fund                               Global Growth & Income Fund
                       International Growth Fund
-------------------------------------------------------------------------------------------------------
Equity                 Stock                                     Stock & Bond
                       Emerging Technologies Fund                Quest Opportunity Value Fund
                       Emerging Growth Fund                      Total Return Fund
                       Enterprise Fund                           Quest Balanced Value Fund
                       Discovery Fund                            Capital Income Fund
                       Main Street(R)Small Cap Fund              Multiple Strategies Fund
                       Small Cap Value Fund                      Disciplined Allocation Fund
                       MidCap Fund                               Convertible Securities Fund
                       Main Street(R)Opportunity Fund            Specialty
                       Growth Fund                               Real Asset Fund(R)
                       Capital Appreciation Fund                 Gold & Special Minerals Fund
                       Main Street(R)Growth & Income Fund        Tremont Market Neutral Fund, LLC 1
                       Value Fund                                Tremont Opportunity Fund, LLC 1
                       Quest Capital Value Fund
                       Quest Value Fund
                       Trinity Large Cap Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund
-------------------------------------------------------------------------------------------------------
Income                 Taxable                                   Rochester Division
                       International Bond Fund                   California Municipal Fund 3
                       High Yield Fund                           New Jersey Municipal Fund 3
                       Champion Income Fund                      AMT-Free New York Municipals 3,4
                       Strategic Income Fund                     Municipal Bond Fund
                       Bond Fund                                 Limited Term Municipal Fund 5
                       Senior Floating Rate Fund                 Rochester National Municipals
                       U.S. Government Trust                     Rochester Fund Municipals
                       Limited-Term Government Fund              Limited Term New York Municipal Fund
                       Capital Preservation Fund 2               Pennsylvania Municipal Fund 3
-------------------------------------------------------------------------------------------------------
Select Managers        Stock                                     Stock & Bond
                       Mercury Advisors Focus Growth Fund        QM Active Balanced Fund 2
                       Gartmore Millennium Growth Fund II
                       Jennison Growth Fund
                       Salomon Brothers All Cap Fund 6
                       Mercury Advisors S&P 500(R) Index Fund 2
-------------------------------------------------------------------------------------------------------
Money Market 7         Money Market Fund                         Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer New York Municipal Fund" on January 22, 2003.
5. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
6. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                           49 | OPPENHEIMER BOND FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

eDocsDirect

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE!
With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at
www.oppenheimerfunds.com

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPIGX  Class B: OIGBX  Class C: OPBCX  Class N: OPBNX  Class Y: OPBYX
--------------------------------------------------------------------------------


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                      [LOGO] OPPENHEIMERFUNDS[R]
                                                               DISTRIBUTOR, INC.


RA0285.001.1202  February 28, 2003